EXHIBIT 10.1

SECOND LOAN MODIFICATION AGREEMENT

This Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of June 28, 2007, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and CALIPER LIFE SCIENCES, INC., a Delaware corporation (“Caliper”), NOVASCREEN BIOSCIENCES CORPORATION, a Maryland corporation (“Novascreen”), XENOGEN CORPORATION, a Delaware corporation (“Xenogen”), and XENOGEN BIOSCIENCES CORPORATION, an Ohio corporation (“Xenogen Biosciences”), each with its chief executive office at 68 Elm Street, Hopkinton, Massachusetts 01748 (jointly, severally, individually and collectively, “Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 9, 2006, evidenced by, among other documents, a certain Loan and Security Agreement dated as of August 9, 2006, among Caliper, Novascreen and Bank, as amended by that certain Joinder Agreement dated as of September 28, 2006, between Borrower and Bank, which, among other things, added Xenogen and Xenogen Biosciences as co-borrowers under the Loan and Security Agreement, and as further amended by that certain First Loan Modification Agreement dated as of February 26, 2007 (as amended, the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.             DESCRIPTION OF COLLATERAL.  Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the “Security Documents”).  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

A.                                   Modifications to Loan Agreement.

1.                                       The Loan Agreement shall be amended by deleting the following Section 6.7(a) thereof, entitled “Minimum EBITDA-Cap Ex”:

“(b)         Minimum EBITDA-Cap Ex.  Borrower’s EBITDA minus its capital expenditures, (“EBITDA-Cap Ex”) for the two (2) quarter period ending with each quarter, shall be in an amount equal to: (i) losses not greater than (A) Seven Million Dollars ($7,000,000.00) for the quarter ending September 30, 2006; (B) Eight Million Dollars ($8,000,000.00) for the quarter ending December 31, 2006; (C) Eight Million Dollars ($8,000,000.00) for the quarter ending March 31, 2007, (D) Seven Million Dollars ($7,000,000.00) for the quarter ending June 30, 2007; and (E) Four Million Dollars ($4,000,000.00) for the quarter ending September 30, 2007; and (ii) at least Zero Dollars ($0.00) for the quarter ending December 31, 2007, and as of the last day of each quarter thereafter.”

and inserting in lieu thereof the following:

“(b)         Minimum EBITDA-Cap Ex.  Borrower’s EBITDA minus its capital expenditures, (“EBITDA-Cap Ex”) for the two (2) quarter period ending with each quarter, shall be in an amount equal to: (i) losses not greater than (A) Seven Million Dollars ($7,000,000.00) for the quarter ending September 30, 2006; (B) Eight Million Dollars ($8,000,000.00) for the quarter ending December 31, 2006; (C) Eight Million Dollars ($8,000,000.00) for the quarter ending March 31, 2007, (D) Ten Million Two Hundred Fifty Thousand Dollars ($10,250,000.00) for the quarter ending June 30, 2007; and (E) Seven Million

Five Hundred Thousand Dollars ($7,500,000.00) for the quarter ending September 30, 2007; (ii) at least (A) One Million Dollars ($1,000,000.00) for the quarter ending December 31, 2007; and (B) at least Zero Dollars ($0.00) for the quarter ending March 31, 2008; and (iii) losses not greater than (A) Six Million Dollars ($6,000,000.00) for the quarter ending June 30, 2008; and (B) Two Million Dollars ($2,000,000.00) for the quarter ending September 30, 2008.”

2.                                       The Loan Agreement shall be amended by deleting the following text appearing in the definition of “Eligible Accounts,” in Section 13.1 thereof:

“(f)          Accounts owing from an Account Debtor which does not have its principal place of business in the United States except for Eligible Foreign Accounts;

(g)           Accounts owing from an Account Debtor which is a federal, state or local government entity or any department, agency, or instrumentality thereof, except for (i) the lesser of (1) One Million Dollars ($1,000,000.00), or (2) ten percent (10%) of all Advances (not including Advances based on such Accounts), or (ii) Accounts of the United States if Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;”

and inserting in lieu thereof the following:

“(f)          Accounts owing from an Account Debtor which does not have its principal place of business in the United States but only to the extent any such Accounts are specifically deemed ineligible in writing by Bank in its sole and absolute discretion;

(g)           Accounts owing from an Account Debtor which is a federal, state or local government entity or any department, agency, or instrumentality thereof but only to the extent any such Accounts are specifically deemed ineligible in writing by Bank in its sole and absolute discretion. Notwithstanding the foregoing, Accounts of the United States with respect to which Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended, and are otherwise Eligible Accounts, shall be deemed Eligible Accounts.”

3.                                       The Loan Agreement shall be amended by deleting the definition of “Eligible Foreign Accounts” appearing in Section 13.1 thereof.

4.                                       The Borrowing Base Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Borrowing Base Certificate attached as Exhibit A hereto.

5.                                       The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit B hereto.

4.             FEES.  Borrower shall pay to Bank a modification fee equal to $7,500.00, which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.             RATIFICATION OF PERFECTION CERTIFICATE.  Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of October 25, 2006 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6.             AUTHORIZATION TO FILE.  Borrower hereby authorizes Bank to file UCC financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank’s interest in the Collateral, including a notice that any disposition of the Collateral, by either the Borrower or any other Person, shall be deemed to violate the rights of the Bank under the Code.

7.             CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8.             RATIFICATION OF LOAN DOCUMENTS.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9.             NO DEFENSES OF BORROWER.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10.           CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this  Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Loan Modification Agreement.

11.           JURISDICTION/VENUE.  Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.  NOTWITHSTANDING THE FOREGOING,  THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK’S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

12.           COUNTERSIGNATURE.  This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:

CALIPER LIFE SCIENCES, INC.		SILICON VALLEY BANK

By:	/s/ Peter F. McAree	By:	/s/ Clark Hayes

Name:	Peter F. McAree	Name:	Clark Hayes

Title:	Vice President & Treasurer	Title:	Relationship Manager

NOVASCREEN BIOSCIENCES CORPORATION

By:	/s/ Peter F. McAree

Name:	Peter F. McAree

Title:	Vice President & Treasurer

XENOGEN CORPORATION

By:	/s/ Peter F. McAree

Name:	Peter F. McAree

Title:	Vice President & Treasurer

XENOGEN BIOSCIENCES CORPORATION

By:	/s/ Peter F. McAree

Name:	Peter F. McAree

Title:	Vice President & Treasurer

EXHIBIT A

BORROWING BASE CERTIFICATE

Borrower:	CALIPER LIFE SCIENCES, INC., NOVASCREEN BIOSCIENCES CORPORATION, XENOGEN CORPORATION and XENOGEN BIOSCIENCES CORPORATION
Lender:	SILICON VALLEY BANK
Commitment Amount:	$20,000,000.00

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of ____________________	$_______________
2.	Additions (please explain on reverse)	$_______________
3.	TOTAL ACCOUNTS RECEIVABLE	$_______________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$_______________
5.	Balance of 50% over 90 day accounts	$_______________
6.	Credit balances over 90 days	$_______________
7.	Concentration Limits	$_______________
8.	Foreign Accounts (only if specifically deemed ineligible by Bank)	$_______________
9.	Governmental Accounts (only if specifically deemed ineligible by Bank)	$_______________
10.	Contra Accounts	$_______________
11.	Promotion or Demo Accounts	$_______________
12.	Intercompany/Employee Accounts	$_______________
13.	Disputed Accounts	$_______________
14.	Deferred Revenue	$_______________
15.	Other (please explain on reverse)	$_______________
16.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$_______________
17.	Eligible Accounts (#3 minus #16)	$_______________
18.	ELIGIBLE AMOUNT OF ACCOUNTS (80% of #17, plus 90% of Unrestricted
	Cash)	$_______________

BALANCES
19.	Maximum Loan Amount	$_______________
20.	Total Funds Available (Lesser of #18 or #19)	$_______________
21.	Present balance owing on Line of Credit	$_______________
22.	Outstanding under Sublimits	$_______________
23.	RESERVE POSITION (#20 minus #21 and #22)	$_______________

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

BANK USE ONLY

COMMENTS:	Received by:
Authorized Signer

Date:

Verified:
By:	Authorized Signer
Authorized Signer
Date:
Date:	Compliance Status: Yes No

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	CALIPER LIFE SCIENCES, INC.
NOVASCREEN BIOSCIENCES CORPORATION
XENOGEN CORPORATION
XENOGEN BIOSCIENCES CORPORATION

The undersigned authorized officers of Caliper Life Sciences, Inc., NovaScreen Biosciences Corporation, XenogenCorporation, and Xenogen Biosciences Corporation (individually and collectively, “Borrower”) certify that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly financial statements with Compliance Certificate	Quarterly within 45 days	Yes No
Annual financial statement (CPA Audited)	FYE within 120 days	Yes No
Board Approved Projections	Annually, as revised	Yes No
Audit	Annually	Yes No
Borrowing Base Certificate & A/R Agings	Monthly within 30 days (when Unrestricted Cash < $20,000,000.00 and months in which Credit Extensions requested or outstanding)	Yes No
Cash Report	Monthly within 15 days	Yes No

Financial Covenant	Required	Actual	Complies

Maintain at all times (tested quarterly):
Minimum Adjusted Quick Ratio	1.25:1.0 thru 12/31/06	_____:1.0	Yes No
	1.10:1.0 thereafter	_____:1.0	Yes No
Minimum EBITDA-Cap Ex	$_______*	$________	Yes No

*As set forth in Section 6.7(b) of the Agreement.

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

Caliper Life Sciences, Inc.	BANK USE ONLY

By:	Received by:
Name:		Authorized Signer
Title:	Date:

NovaScreen Biosciences Corporation	Verified:
Authorized Signer
By:	Date:
Name:
Title:	Compliance Status	Yes No

Xenogen Corporation

By:
Name:
Title:

Xenogen Biosciences Corporation

By:
Name:
Title:

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated: ____________

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall control.

I.              ADJUSTED QUICK RATIO

A.	Aggregate value of the Unrestricted Cash and Cash Equivalents and Marketable Securities of Borrower	$
B.	Aggregate value of the net billed accounts receivable and Unbilled Accounts of Borrower	$
C.	Quick Assets (the sum of lines A and B)	$
D.	Aggregate value of Obligations to Bank	$
E.	Aggregate value of liabilities of Borrower (including all Indebtedness) that matures within one (1) year and current portion of Subordinated Debt permitted by Bank to be paid by Borrower	$
F	Aggregate value of (i) Deferred Revenue, (ii) real estate related restructuring expenses, and customer deposits)
G.	Quick Liabilities (the sum of lines D, E minus F)	$
G.	Adjusted Quick Ratio (line C divided by line G)	$

Through 12/31/06, is line G equal to or greater than 1.25:1:00?
Thereafter, is line G equal to or greater than 1.10:1:00?

No, not in compliance	Yes, in compliance

II.            MINIMUM EBITDA minus CAP-EX

Required:

A.	Net Income	$
B.	Interest Expense	$
C.	To the extent included in the determination of Net Income:
	1. Depreciation expense	$
	2. Amortization expense	$
	3. Non-cash stock-based compensation expense	$
D.	income tax expense	$
E.	Acquisition Event related expenses (for the quarter in which the Acquisition Event occurs occurs through the quarter ending June 30, 2007)	$
F.	EBITDA (line A, plus line B, plus line C.1, plus line C.2, plus line C.3, plus line D, and plus line E)	$
G.	capital expenditures	$
H.	EBIDTA minus CAP EX (line F minus line G)	$

Is line H equal to or greater than:	(a) ($7,000,000) for the two-quarter period ending 9/30/06
(b) ($8,000,000) for the two-quarter period ending 12/31/06
(c) ($8,000,000) for the two-quarter period ending 3/31/07
(d) ($10,250,000) for the two-quarter period ending 6/30/07
(e) ($7,500,000) for the two-quarter period ending 9/30/07
(f) $1,000,000 for the two-quarter period ending 12/31/07
(g) $0.00 for the two-quarter period ending 3/31/08
(h) ($6,000,000) for the two-quarter period ending 6/30/08
(i) ($2,000,000) for the two-quarter period ending 9/30/08

No, not in compliance	Yes, in compliance

 (56120/1187)
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